                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        January 7, 2000
                                                         ---------------


                         WEBB INTERACTIVE SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                         ------------------------------
                 (State or other jurisdiction of incorporation)



         0-28462                                        84-1293864
         -------                                        ----------
(Commission File Number)                     (IRS Employer Identification No.)



1800 Glenarm Place, Suite 700, Denver, CO                    80202
-------------------------------------------                  -----
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       (303) 296-9200
                                                          --------------

                                       N/A
                ------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          (1) Audited financial statements of Update Systems, Inc. from February 24, 1999 to December 31, 1999*

     (b)  Pro Forma Financial Information.

          Pro forma combined financial information relative to the acquisition for the nine months ended September 30, 1999.*

          Pro forma financial information as of December 31, 1999 relative to the acquisition will be filed as soon as practicable after Webb files its 10KSB for the year ended December 31, 1999.

     (c)  Exhibits:

          10.1 Asset Purchase Agreement, including exhibits thereto, dated December 27, 1999, between Webb Interactive Services, Inc., Update Systems, Inc. and Kevin Schaff. (1)
-----------------
  *   Filed herewith.
 (1) Filed with our original current report on Form 8-K, filed January 14, 2000, Commission File No. 0-28462.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 22, 2000                WEBB INTERACTIVE SERVICES, INC.



                                          By  /s/ Lindley S. Branson
                                              ----------------------------------
                                              Lindley S. Branson

                                          Its:  Vice-President/General Counsel